Exhibit 10.8

STOCK OPTION

THIS STOCK OPTION is dated as of the day of ______ , 20__ (the “Effective Date”) by United Fire & Casualty Company, Inc. (the “Company”) to ___________________________ (the “Optionee”).

1.	Grant of Option.

Subject to the terms and conditions set forth herein, the Company hereby irrevocably grants to the Optionee the option to purchase from the Company, at a price of $_____ per share (the "Exercise Price"), _____ shares of the Company's common stock (“Stock”), such number being subject to adjustment as provided herein.

2.	Vesting.

a.         The Option may be exercised only to the extent it is vested. This Option shall vest twenty percent (20%) on the first anniversary date of the Effective Date and twenty percent (20%) on each subsequent anniversary date of the Effective Date, until fully vested.

b.         The Board of Directors may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of the Option. Also, the vesting of this Option may accelerate as provided herein.

c.         All or any part of the vested portion of the Option may be exercised at any time in accordance with and as limited by this Option. A vested portion of the Option is considered to be outstanding until such portion of the Option is exercised in full or expires as provided herein.

3.	Method of Exercising Option.

a.         Notice. To exercise the Option, the Optionee shall deliver to the Company a written notice (the "Notice") signed by the Optionee that states the Optionee's election to exercise the Option, the number of shares being purchased and the date, not less than ten (10) nor more than thirty (30) days after the date of such notice, on which the shares will be purchased.

b.         Certificate for Shares. Delivery to the Optionee of a certificate representing the shares purchased shall be made as soon as practicable, provided payment has been made therefor at the principal office of the Company. If any law or regulation requires the Corporation to take any action with respect to the shares specified in the Notice, then the date for the delivery of such shares against payment therefor shall be extended for the period necessary to take such action.

c.         Failure to Pay. Upon the failure to take up and pay for the number of shares specified in the Notice on the date set forth therein, the Option shall expire with respect to such number of shares, but shall continue with respect to the remaining shares covered by the Option and not yet acquired pursuant thereto.

d.         Other Policies. The Option shall be exercised only in accordance with the Company's Statement Regarding Insider Trading Restrictions under Sec Rule 10b-5, as the Statement may, from time to time, be amended.

4.	Payment of Purchase Price.

a.         The Optionee shall pay the purchase price for shares being purchased by one of the following methods:

i.         Cash Payment. The purchase price for the shares shall be paid in cash, certified check or bank draft, or such other method acceptable to the Company, to the order of the Company for an amount in United States Dollars equal to the Exercise Price for the number of shares specified in the Notice.

ii.        Transfer of Shares. As an alternative to 4(a)(i), if the Board of Directors of the Company, in its discretion, permits it, the Optionee may pay the purchase price of shares purchased pursuant to the Option by transferring to the Corporation previously acquired shares of Stock of the Corporation. The value of the shares previously acquired shall be the Fair Market Value on the date set forth in the Notice, as determined pursuant to Section 8.

iii.       Cashless Exercise. As an alternative to 4(a)(i), the Optionee may pay the purchase price through a cancellation of all or a portion of this Option in satisfaction of the purchase price (a “Cashless Exercise”). To effect a Cashless Exercise, the Optionee shall tender to the Corporation the Notice referred to in Section 3(a), together with a Notice of Cashless Exercise that specifies the number of shares (the "Exercise Shares") that the Optionee wishes to be utilized to effect to the Cashless Exercise. All Exercise Shares must be vested. The Corporation shall issue to the Optionee, without any further payment by the Optionee, the number of shares of Stock equal to (i) the number of Exercise Shares less (ii) the number of Exercise Shares multiplied by a fraction, the numerator of which is the Exercise Price and the denominator of which is the Fair Market Value (determined as of the date specified in the Notice). The Option shall terminate and be cancelled with respect to the number of shares equal to the Exercise Shares.

b.         If the number of Exercise Shares is less than the total number of shares subject to this Option, the Option shall remain in effect with respect to the remaining shares until terminated as provided herein.

5.	Termination of Options.

The Options granted hereby shall terminate and be of no force or effect upon the expiration of ten (10) years from the Effective Date (the "Option Expiration Date").

6.	Recapitalization; Merger and Consolidation.

a.         After the granting of this Option, if the number of shares of Stock issued and outstanding as a whole is increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or the like, an appropriate and proportionate adjustment shall be made with respect to the unexercised portion of this Option in the number, kinds and per-share exercise price of shares of Stock subject to this Option. Any such adjustment in this Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share of Stock covered by the Option.

b.          If the Company or the Stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, then subject to the other provisions of this Section 6, this Option shall immediately be fully vested, and shall thereafter terminate and become unexerciseable unless exercised before the earlier of the Option Expiration Date or the date on which the Company consummates the disposition of assets or capital stock contemplated by the agreement.

c.         Notwithstanding the foregoing provisions of this Section, if any agreement referred to in Section 6(b) shall be terminated without consummation:

i.          any unexercised non-vested portion of this Option that had become vested and exercisable solely by reason of the provisions of Section 6(b) shall again become non-vested and unexerciseable as of said termination of such agreement, and

ii.         the exercise of any portion of the Option that had become vested and exercisable solely by reason of Section 6(b) shall be deemed ineffective, and such portion shall again become non-vested and unexerciseable as of the termination of such agreement without consummation.

d.         Notwithstanding the foregoing provisions of this Section, if the number of shares of Stock issued and outstanding as a whole is increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or the like, the Board of Directors may, at its election, arrange for the Optionee to receive upon surrender of Optionee’s Option and upon consummation of the Transaction, a new option covering shares of the surviving corporation in the same proportion, at an equivalent exercise price and subject to the same terms and conditions as this Option, in which case Section 6(a), (b) and (c) shall be ineffective. For purposes of the preceding sentence, the excess of the Fair Market Value of the shares subject to such new option immediately after consummation of such disposition of Stock or assets over the Exercise Price of such shares of the surviving corporation shall not be more than the excess of the Fair Market Value of the shares subject to this Option immediately before consummation of such disposition of Stock and assets over the Exercise Price of such shares of the Company. The new option shall not give the Optionee additional benefits which the Optionee does not have under this Option or deprive the Optionee of benefits which the Optionee has under this Option. If such substitution of options is effectuated, the Optionee's shall have the rights set forth in the new option, and the Optionee’s rights under this Option shall thereupon terminate.

7.	Optionee.

Whenever the word "Optionee" is used in any provision of this Option under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution, the word Optionee shall be deemed to include such person.

8.	Fair Market Value.

The Fair Market Value per share of Stock on any relevant date shall be determined in accordance with the following provisions:

a.         If the Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Stock on the date in question, as such price is reported on the NASDAQ National Market or any successor system. If there is no closing selling price for the Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

b.         If the Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board of Directors to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

c.         If neither (a) nor (b) above applies, the Fair Market Value shall be determined by the Board of Directors, after taking into account such factors as it deems appropriate.

9.	Assignability.

Except as otherwise provided herein, this Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by the Optionee. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option the same shall terminate and be of no force or effect.

10.	Rights as a Stockholder.

The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to the shares represented by this Option except with respect to shares as to which this Option has been exercised, payment and issue has been made as herein provided, and the Optionee's name has been entered as a stockholder of record on the books of the Company.

11.	The Company's Rights.

The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common stock of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.	Preemption by Applicable Laws or Regulations.

Anything in this Option to the contrary notwithstanding, if, at any time specified herein for the issuance of shares to the Optionee, any law, regulation, or requirements of any governmental authority having appropriate jurisdiction shall require either the Company or the Optionee to take any action prior to or in connection with the shares of Stock then to be issued, sold, or repurchased, the issue, sale, or repurchase of such shares of Stock shall be deferred until such action shall have been taken.

13.	Resolution of Disputes.

Any dispute or disagreement that shall arise under, or as a result of, or pursuant to, this Option shall be determined by the Board in its absolute and uncontrolled discretion, and any such determination or any other determination by the Board under or pursuant to this Option and any interpretation by the Board of the terms of this Option shall be final, binding, and conclusive on all persons affected thereby.

14.	Notice.

a.         All notices, consents, waivers and other communications must be in writing and will be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when sent by telecopier (with written confirmation of receipt) provided that a copy is also mailed by registered mail, return receipt requested, (c) three business days following mailing of such notice, consent, waiver or other communication by registered mail, return receipt requested, or (d) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested). For this purpose, the Company's address is United Fire & Casualty Company, Inc. 118 Second Avenue S.E. Cedar Rapids, IA 52401 or at such other address as the Company, by notice to the Optionee, may designate in writing from time to time. Notices to the Company shall be addressed to the attention of the Secretary or, if the Optionee is serving as Secretary, to the Chief Financial Officer.

b.         The address of the Optionee shall be the address shown on the records of the Company, or at such other address as the Optionee, by notice to the Secretary of the Company, may designate in writing from time to time.

15.	Tax Withholding.

The Company shall have the right to deduct from any payment hereunder any federal, state, local, or employment taxes that it deems are required by law to be withheld. At the request of the Optionee, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive the same.

16.	Fractional Shares.

Any fractional shares concerning this Option shall be eliminated at the time of exercise by rounding down for fractions of less than one half (½) and rounding up for fractions of equal to or more than one half (½). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

17.	Governing Law.

All matters relating to this Option shall be governed by the laws of the State of Iowa, without regard to the principles of the conflict of laws, except to the extent preempted by the laws of the United States.

18.	General.

The Company shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements herein, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith, and will from time to time use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto. This Option shall not be deemed to limit or restrict the right of the Company to terminate the Optionee's employment relationship at any time, for any reason, for or without cause.

19.	Regulatory Compliance.

No Stock shall be issued hereunder until the Company has received all necessary regulatory approvals and has taken all necessary steps to assure compliance with federal and state securities laws or has determined to its satisfaction and the satisfaction of its counsel that an exemption from the requirements of the federal and applicable state securities laws are available.

IN WITNESS WHEREOF, the Company has caused this Option to be executed by its duly authorized officer as of the date first above written.

UNITED FIRE & CASUALTY COMPANY, INC.

By:	______